                        SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549


                                   FORM 8-K

                                CURRENT REPORT


                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) - March 1, 2001


                          PENN NATIONAL GAMING, INC.
              (Exact Name of Registrant as Specified in its Charter)

         Pennsylvania                 0-24206                23-2234473
  ----------------------------     ------------       ----------------------
  (State of Other Jurisdiction      (Commission            (IRS Employer
      of Incorporation)            File Number)       Identification Number)


         825 Berkshire Boulevard
             Wyomissing, PA                           19610
  ----------------------------------------          ----------
  (Address of Principal Executive Offices)          (Zip Code)


     Registrant's Telephone Number (Including Area Code)  (610) 373-2400
                                                          --------------

                                    N/A
  --------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 5.  Other Events.
         -------------

         Registrant files this Current Report on Form 8-K to submit a copy of Registrant's Press Release, dated March 2, 2001, regarding Registrant's $200 million private placement of senior subordinated notes. A copy of the press release is attached as Exhibit 99.1, hereto, and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         Exhibits:

         99.1 Press Release of Registrant, Penn National Gaming, Inc., dated March 2, 2001, regarding Registrant's $200 million private placement of senior subordinated notes.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PENN NATIONAL GAMING, INC.
                                            (Registrant)


Dated: March 2, 2001                             /s/ Robert S. Ippolito
                                           -----------------------------------
                                                  Robert S. Ippolito
                                               Chief Financial Officer,
                                               Secretary and Treasurer